Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2021
3

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	15
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	16
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	17

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	18
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19
General Account Assets Under Management and Related Measures	20

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	22

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; and Other Statistical Information	24

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	25
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	26
Other Expenses by Major Category; and Other Statistical Information	27

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	30
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	31
Footnotes	32

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Revenues
Premiums	$9,935	$13,897	$10,327	$9,132	$9,455	$28,137	$28,914
Universal life and investment-type product policy fees	1,497	1,376	1,391	1,422	1,521	4,227	4,334
Net investment income	4,729	5,240	5,314	5,280	5,568	11,877	16,162
Other revenues	455	499	631	664	663	1,350	1,958
Net investment gains (losses)	(20)	(33)	134	1,605	(84)	(77)	1,655
Net derivative gains (losses)	(581)	(1,561)	(2,235)	421	(218)	2,910	(2,032)
Total revenues	16,015	19,418	15,562	18,524	16,905	48,424	50,991

Expenses
Policyholder benefits and claims	10,000	13,772	10,523	9,405	10,103	27,689	30,031
Interest credited to policyholder account balances	1,416	1,756	1,351	1,515	1,287	3,458	4,153
Policyholder dividends	206	302	247	236	189	788	672
Capitalization of DAC	(764)	(804)	(775)	(642)	(635)	(2,209)	(2,052)
Amortization of DAC and VOBA	1,066	746	590	537	816	2,414	1,943
Amortization of negative VOBA	(15)	(10)	(9)	(10)	(6)	(35)	(25)
Interest expense on debt	229	230	228	228	240	683	696
Other expenses	2,954	3,262	3,116	2,768	2,869	8,873	8,753
Total expenses	15,092	19,254	15,271	14,037	14,863	41,661	44,171
Income (loss) before provision for income tax	923	164	291	4,487	2,042	6,763	6,820
Provision for income tax expense (benefit)	214	6	(72)	1,075	453	1,503	1,456
Net income (loss)	709	158	363	3,412	1,589	5,260	5,364
Less: Net income (loss) attributable to noncontrolling interests	3	—	5	5	5	11	15
Net income (loss) attributable to MetLife, Inc.	706	158	358	3,407	1,584	5,249	5,349
Less: Preferred stock dividends	59	34	68	35	63	168	166
Preferred stock redemption premium	14	—	—	6	—	14	6
Net income (loss) available to MetLife, Inc.'s common shareholders	$633	$124	$290	$3,366	$1,521	$5,067	$5,177

Premiums, fees and other revenues	$11,887	$15,772	$12,349	$11,218	$11,639	$33,714	$35,206

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Net income (loss) available to MetLife, Inc.'s common shareholders	$633	$124	$290	$3,366	$1,521
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(20)	(33)	134	1,605	(84)
Less: Net derivative gains (losses)	(581)	(1,561)	(2,235)	421	(218)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(522)	(575)	(174)	(247)	(333)
Less: Provision for income tax (expense) benefit	195	455	605	(491)	99
Add: Net income (loss) attributable to noncontrolling interests	3	—	5	5	5
Add: Preferred stock redemption premium	14	—	—	6	—
Adjusted earnings available to common shareholders	1,578	1,838	1,965	2,089	2,062
Less: Total notable items (2)	(203)	—	—	66	(140)
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,781	$1,838	$1,965	$2,023	$2,202

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.69	$0.14	$0.33	$3.83	$1.77
Less: Net investment gains (losses)	(0.02)	(0.04)	0.15	1.82	(0.10)
Less: Net derivative gains (losses)	(0.64)	(1.72)	(2.51)	0.48	(0.25)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.57)	(0.63)	(0.19)	(0.27)	(0.37)
Less: Provision for income tax (expense) benefit	0.21	0.50	0.69	(0.55)	0.11
Add: Net income (loss) attributable to noncontrolling interests	—	—	0.01	0.01	0.01
Add: Preferred stock redemption premium	0.02	—	—	0.01	—
Adjusted earnings available to common shareholders per diluted common share	1.73	2.03	2.20	2.37	2.39
Less: Total notable items per diluted common share (2)	(0.22)	—	—	0.08	(0.16)
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.95	$2.03	$2.20	$2.30	$2.56

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$(203)	$—	$—	$—	$(140)
Litigation reserves and settlement costs	—	—	—	66	—
Total notable items	$(203)	$—	$—	$66	$(140)

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$(0.22)	$—	$—	$—	$(0.16)
Litigation reserves and settlement costs	$—	$—	$—	$0.08	$—
Total notable items	$(0.22)	$—	$—	$0.08	$(0.16)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Weighted average common shares outstanding - diluted	913.7	906.0	892.1	879.7	861.2

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Book value per common share (1)	$76.20	$78.67	$70.08	$75.86	$77.24
Book value per common share, excluding AOCI other than FCTA (1)	$53.10	$54.18	$53.16	$56.38	$57.29
Book value per common share - tangible common stockholders' equity (1)	$42.86	$41.94	$41.34	$44.56	$45.35

	For the Three Months Ended
Unaudited	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Return on MetLife, Inc.'s (2):
Common stockholders' equity	3.6%	0.7%	1.8%	21.2%	9.3%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	9.0%	10.6%	11.9%	13.2%	12.6%
Common stockholders' equity, excluding AOCI other than FCTA	13.2%	15.2%	16.5%	17.5%	17.0%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	14.9%	15.2%	16.5%	17.0%	18.2%
Tangible common stockholders' equity	16.5%	19.4%	21.5%	22.6%	21.7%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Common shares outstanding, beginning of period	907.6	905.6	892.9	878.3	861.1
Share repurchases	(2.1)	(13.6)	(18.6)	(17.6)	(16.7)
Newly issued shares	0.1	0.9	4.0	0.4	0.1
Common shares outstanding, end of period	905.6	892.9	878.3	861.1	844.5

Weighted average common shares outstanding - basic	908.7	899.9	885.4	873.3	854.9
Dilutive effect of the exercise or issuance of stock-based awards	5.0	6.1	6.7	6.4	6.3
Weighted average common shares outstanding - diluted	913.7	906.0	892.1	879.7	861.2

MetLife Policyholder Trust Shares	137.3	136.0	134.4	132.4	131.1

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Total revenues	$16,015	$19,418	$15,562	$18,524	$16,905	$48,424	$50,991
Less: Net investment gains (losses)	(20)	(33)	134	1,605	(84)	(77)	1,655
Less: Net derivative gains (losses)	(581)	(1,561)	(2,235)	421	(218)	2,910	(2,032)
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	2	8	—	12	46	25	58
Less: Other adjustments to revenues:
GMIB fees	26	25	25	24	25	77	74
Investment hedge adjustments	(229)	(260)	(220)	(212)	(228)	(555)	(660)
Operating joint venture adjustments	—	1	—	—	(1)	—	(1)
Unit-linked contract income	262	628	207	378	114	(60)	699
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	(6)	(3)	(3)	(1)	(5)	(7)
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	39	35	60	73	120	168
Divested businesses	8	2	912	—	92	99	1,004
Total adjusted revenues	$16,508	$20,575	$16,707	$16,239	$17,087	$45,890	$50,033

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Net investment income	$4,729	$5,240	$5,314	$5,280	$5,568	$11,877	$16,162
Less: Adjustments to net investment income:
Investment hedge adjustments	(229)	(260)	(220)	(212)	(228)	(555)	(660)
Operating joint venture adjustments	—	1	—	—	(1)	—	(1)
Unit-linked contract income	262	628	207	378	114	(60)	699
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	(6)	(3)	(3)	(1)	(5)	(7)
Divested businesses	8	2	36	—	16	44	52
Adjusted net investment income	$4,688	$4,875	$5,294	$5,117	$5,668	$12,453	$16,079

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Variable investment income (Included in net investment income above)	$652	$778	$1,390	$1,202	$1,789	$448	$4,381

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Premiums, fees and other revenues	$11,887	$15,772	$12,349	$11,218	$11,639	$33,714	$35,206
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	2	8	—	12	46	25	58
GMIB fees	26	25	25	24	25	77	74
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	39	35	60	73	120	168
Divested businesses	—	—	876	—	76	55	952
Adjusted premiums, fees and other revenues	$11,820	$15,700	$11,413	$11,122	$11,419	$33,437	$33,954
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,828	$15,623	$11,321	$11,067	$11,419

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Total expenses	$15,092	$19,254	$15,271	$14,037	$14,863	$41,661	$44,171
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	64	65	(3)	9	31	88	37
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	9	10	9	8	8	27	25
Inflation and pass-through adjustments	(37)	53	(78)	(18)	—	117	(96)
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	238	169	115	58	129	195	302
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	21	17	23	16	21	53	60
PAB hedge adjustments	(1)	(1)	—	(1)	(1)	(8)	(2)
Unit-linked contract costs	266	612	210	366	116	(76)	692
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(4)	(2)	(6)	(6)	(7)	(14)	(19)
Regulatory implementation costs	6	12	(3)	6	—	8	3
Acquisition, integration and other costs	7	29	4	4	2	13	10
TSA fees	39	39	35	60	73	120	168
Divested businesses	22	9	824	4	81	122	909
Total adjusted expenses	$14,462	$18,242	$14,141	$13,531	$14,410	$41,016	$42,082

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Capitalization of DAC	$(764)	$(804)	$(775)	$(642)	$(635)	$(2,209)	$(2,052)
Less: Divested businesses	—	—	(89)	—	(15)	(5)	(104)
Adjusted capitalization of DAC	$(764)	$(804)	$(686)	$(642)	$(620)	$(2,204)	$(1,948)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Other expenses	$2,954	$3,262	$3,116	$2,768	$2,869	$8,873	$8,753
Less: Noncontrolling interests	(4)	(2)	(6)	(6)	(7)	(14)	(19)
Less: Regulatory implementation costs	6	12	(3)	6	—	8	3
Less: Acquisition, integration and other costs	7	29	4	4	2	13	10
Less: TSA fees	39	39	35	60	73	120	168
Less: Divested businesses	7	9	232	4	41	49	277
Adjusted other expenses	$2,899	$3,175	$2,854	$2,700	$2,760	$8,697	$8,314
Adjusted other expenses on a constant currency basis	$2,895	$3,136	$2,815	$2,680	$2,760

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Other expenses	$2,954	$3,262	$3,116	$2,768	$2,869	$8,873	$8,753
Capitalization of DAC	(764)	(804)	(775)	(642)	(635)	(2,209)	(2,052)
Other expenses, net of capitalization of DAC	$2,190	$2,458	$2,341	$2,126	$2,234	$6,664	$6,701

Premiums, fees and other revenues	$11,887	$15,772	$12,349	$11,218	$11,639	$33,714	$35,206

Expense ratio	18.4%	15.6%	19.0%	19.0%	19.2%	19.8%	19.0%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Adjusted other expenses by major category
Direct expenses	$1,288	$1,423	$1,259	$1,188	$1,266	$3,919	$3,713
Pension, postretirement and postemployment benefit costs	37	52	25	43	44	113	112
Premium taxes, other taxes, and licenses & fees	194	201	149	169	142	563	460
Commissions and other variable expenses	1,380	1,499	1,421	1,300	1,308	4,102	4,029
Adjusted other expenses	2,899	3,175	2,854	2,700	2,760	8,697	8,314
Adjusted capitalization of DAC	(764)	(804)	(686)	(642)	(620)	(2,204)	(1,948)
Adjusted other expenses, net of adjusted capitalization of DAC	2,135	2,371	2,168	2,058	2,140	6,493	6,366
Less: Total notable items related to adjusted other expenses (1)	—	—	—	(84)	—	—	(84)
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,135	$2,371	$2,168	$2,142	$2,140	$6,493	$6,450

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Employee related costs	$865	$937	$897	$793	$789	$2,571	$2,479
Third party staffing costs	306	357	302	333	347	949	982
General and administrative expenses	117	129	60	62	130	399	252
Direct expenses	1,288	1,423	1,259	1,188	1,266	3,919	3,713
Less: Total notable items related to direct expenses (1)	—	—	—	(84)	—	—	(84)
Direct expenses, excluding total notable items related to direct expenses (1)	$1,288	$1,423	$1,259	$1,272	$1,266	$3,919	$3,797

Adjusted other expenses, net of adjusted capitalization of DAC	$2,135	$2,371	$2,168	$2,058	$2,140	$6,493	$6,366
Less: Total notable items related to adjusted other expenses (1)	—	—	—	(84)	—	—	(84)
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,135	$2,371	$2,168	$2,142	$2,140	$6,493	$6,450

Adjusted premiums, fees and other revenues	$11,820	$15,700	$11,413	$11,122	$11,419	$33,437	$33,954
Less: PRT	487	4,163	—	(14)	(24)	472	(38)
Adjusted premiums, fees and other revenues, excluding PRT	$11,333	$11,537	$11,413	$11,136	$11,443	$32,965	$33,992

Direct expense ratio	10.9%	9.1%	11.0%	10.7%	11.1%	11.7%	10.9%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.4%	12.3%	11.0%	11.4%	11.1%	11.9%	11.2%

Adjusted expense ratio	18.1%	15.1%	19.0%	18.5%	18.7%	19.4%	18.7%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	18.8%	20.6%	19.0%	19.2%	18.7%	19.7%	19.0%

(1)Notable items are related to “litigation reserves and settlement costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$353,809	$354,809	$332,941	$340,695	$341,038
Equity securities, at estimated fair value	1,111	1,079	1,063	1,001	941
Contractholder-directed equity securities and fair value option securities, at estimated fair value	12,276	13,319	12,975	12,177	12,055
Mortgage loans	82,881	83,919	83,015	81,497	80,964
Policy loans	9,580	9,493	9,334	9,256	9,186
Real estate and real estate joint ventures	11,643	11,933	12,007	11,901	12,182
Other limited partnership interests	8,569	9,470	10,961	11,980	13,480
Short-term investments, principally at estimated fair value	3,832	3,904	4,781	3,759	7,150
Other invested assets	22,544	20,593	18,677	18,977	18,683
Total investments	506,245	508,519	485,754	491,243	495,679
Cash and cash equivalents, principally at estimated fair value	24,405	19,795	19,635	25,037	18,956
Accrued investment income	3,424	3,388	3,363	3,202	3,354
Premiums, reinsurance and other receivables	20,712	17,870	18,727	18,236	17,816
Deferred policy acquisition costs and value of business acquired	16,179	16,389	17,214	16,527	16,191
Current income tax recoverable	—	—	214	52	—
Goodwill	9,360	10,112	9,944	9,768	9,638
Assets held-for-sale	—	7,418	6,599	7,590	7,462
Other assets	10,471	11,685	12,164	11,651	11,614
Separate account assets	189,696	199,970	196,200	189,947	180,954
Total assets	$780,492	$795,146	$769,814	$773,253	$761,664

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$203,929	$206,656	$197,755	$199,376	$197,086
Policyholder account balances	201,072	205,176	205,186	204,948	203,973
Other policy-related balances	16,883	17,101	18,045	17,527	17,735
Policyholder dividends payable	595	587	562	572	525
Policyholder dividend obligation	2,944	2,969	1,546	2,115	1,952
Payables for collateral under securities loaned and other transactions	34,772	29,475	28,694	30,620	31,382
Short-term debt	351	393	302	393	346
Long-term debt	14,539	14,603	14,509	14,518	14,010
Collateral financing arrangement	924	845	833	818	806
Junior subordinated debt securities	3,152	3,153	3,153	3,154	3,155
Current income tax payable	638	129	—	—	103
Deferred income tax liability	10,839	11,008	8,570	9,748	9,850
Liabilities held-for-sale	—	4,650	3,865	6,844	6,757
Other liabilities	26,589	23,614	24,457	23,250	23,697
Separate account liabilities	189,696	199,970	196,200	189,947	180,954
Total liabilities	706,923	720,329	703,677	703,830	692,331

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,744	33,812	33,910	33,440	33,457
Retained earnings	36,782	36,491	36,373	39,318	40,426
Treasury stock, at cost	(13,258)	(13,829)	(14,828)	(15,941)	(16,956)
Accumulated other comprehensive income (loss)	16,036	18,072	10,397	12,309	12,111
Total MetLife, Inc.'s stockholders' equity	73,316	74,558	65,864	69,138	69,050
Noncontrolling interests	253	259	273	285	283
Total equity	73,569	74,817	66,137	69,423	69,333
Total liabilities and equity	$780,492	$795,146	$769,814	$773,253	$761,664

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$502	$490	$119	$315	$141
RETIREMENT AND INCOME SOLUTIONS	618	663	872	826	989
PROPERTY & CASUALTY (1)	19	138	—	—	—
TOTAL U.S.	$1,139	$1,291	$991	$1,141	$1,130
ASIA	662	694	868	741	806
LATIN AMERICA	63	17	53	131	28
EMEA	72	100	92	129	116
METLIFE HOLDINGS	314	533	776	672	761
CORPORATE & OTHER	(204)	(302)	(214)	(106)	(164)
Total adjusted earnings before provision for income tax	$2,046	$2,333	$2,566	$2,708	$2,677

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$110	$107	$26	$67	$30
RETIREMENT AND INCOME SOLUTIONS	128	137	181	172	205
PROPERTY & CASUALTY (1)	1	26	—	—	—
TOTAL U.S.	$239	$270	$207	$239	$235
ASIA	197	200	245	221	237
LATIN AMERICA	24	3	13	34	(1)
EMEA	20	19	21	35	22
METLIFE HOLDINGS	61	107	158	136	155
CORPORATE & OTHER	(132)	(138)	(111)	(81)	(96)
Total provision for income tax expense (benefit)	$409	$461	$533	$584	$552

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$392	$383	$93	$248	$111
RETIREMENT AND INCOME SOLUTIONS	490	526	691	654	784
PROPERTY & CASUALTY (1)	18	112	—	—	—
TOTAL U.S.	$900	$1,021	$784	$902	$895
ASIA	465	494	623	520	569
LATIN AMERICA	39	14	40	97	29
EMEA	52	81	71	94	94
METLIFE HOLDINGS	253	426	618	536	606
CORPORATE & OTHER (2)	(131)	(198)	(171)	(60)	(131)
Total adjusted earnings available to common shareholders (2)	$1,578	$1,838	$1,965	$2,089	$2,062

(1)For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021 and September 30, 2021. See the Non-GAAP and Other Financial Disclosures section for further information on divested business.

(2)Includes impact of preferred stock dividends of $59 million, $34 million, $68 million, $35 million and $63 million for the three months ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

U.S.
GROUP BENEFITS	54.1%	52.9%	12.8%	34.2%	15.3%
RETIREMENT AND INCOME SOLUTIONS	31.7%	34.0%	43.1%	40.8%	48.9%
PROPERTY & CASUALTY (3)	3.6%	22.5%	—	—	—
TOTAL U.S.	32.5%	36.9%	33.7%	38.7%	38.4%
ASIA	13.0%	13.8%	17.0%	14.2%	15.5%
LATIN AMERICA	5.1%	1.8%	5.8%	14.1%	4.2%
EMEA	7.3%	11.3%	10.0%	13.2%	13.2%
METLIFE HOLDINGS	10.2%	17.2%	23.7%	20.6%	23.2%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

U.S.	37.3%	42.4%	39.3%	45.1%	44.8%
ASIA	19.6%	20.9%	25.4%	21.3%	23.2%
LATIN AMERICA	8.3%	3.0%	9.1%	22.1%	6.6%
EMEA	12.9%	20.1%	17.1%	22.6%	22.8%
METLIFE HOLDINGS	11.4%	19.1%	26.0%	22.5%	25.4%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
	ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)	2020	2021	2020	2021
U.S.
GROUP BENEFITS	$2,896	$2,899
RETIREMENT AND INCOME SOLUTIONS	6,187	6,418
PROPERTY & CASUALTY (3)	1,991	—
TOTAL U.S.	$11,074	$9,317	$9,652	$8,116
ASIA	$14,313	$14,648	$9,490	$9,824
LATIN AMERICA	$3,074	$2,757	$1,876	$1,757
EMEA	$2,855	$2,844	$1,649	$1,683
METLIFE HOLDINGS	$9,893	$10,428	$9,022	$9,581

(3) For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021 and September 30, 2021. See the Non-GAAP and Other Financial Disclosures section for further information on divested business.

(4) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
U.S.	$1	$1	$14	$13	$14
ASIA	$1	$1	$1	$2	$1
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$1	$2	$1	$1	$2
METLIFE HOLDINGS	$4	$4	$4	$4	$3

U.S. (1) STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Adjusted revenues
Premiums	$6,333	$10,074	$5,699	$5,474	$5,746	$17,191	$16,919
Universal life and investment-type product policy fees	263	264	297	282	279	806	858
Net investment income	1,827	1,885	2,010	1,998	2,098	5,018	6,106
Other revenues	237	240	396	380	383	717	1,159
Total adjusted revenues	8,660	12,463	8,402	8,134	8,506	23,732	25,042

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	6,108	9,728	6,142	5,739	6,118	16,581	17,999
Interest credited to policyholder account balances	381	371	359	359	362	1,251	1,080
Capitalization of DAC	(119)	(100)	(18)	(13)	(17)	(353)	(48)
Amortization of DAC and VOBA	123	114	16	8	26	357	50
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	1	2	1	6	4
Other expenses	1,026	1,058	911	898	886	3,104	2,695
Total adjusted expenses	7,521	11,172	7,411	6,993	7,376	20,946	21,780
Adjusted earnings before provision for income tax	1,139	1,291	991	1,141	1,130	2,786	3,262
Provision for income tax expense (benefit)	239	270	207	239	235	583	681
Adjusted earnings	900	1,021	784	902	895	2,203	2,581
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$900	$1,021	$784	$902	$895	$2,203	$2,581

Adjusted premiums, fees and other revenues	$6,833	$10,578	$6,392	$6,136	$6,408	$18,714	$18,936
Less: PRT	487	4,163	—	(14)	(24)	472	(38)
Adjusted premiums, fees and other revenues, excluding PRT	$6,346	$6,415	$6,392	$6,150	$6,432	$18,242	$18,974

(1)For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021 and September 30, 2021. U.S. results prior to the three months ended March 31, 2021 include Property & Casualty. See page 9 for further information on adjusted earnings available to common shareholders related to Property & Casualty and see the Non-GAAP and Other Financial Disclosures section for further information on divested business.

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Adjusted revenues
Premiums	$4,545	$4,659	$5,106	$5,085	$5,006	$13,021	$15,197
Universal life and investment-type product policy fees	200	205	212	207	204	604	623
Net investment income	290	283	279	295	290	844	864
Other revenues	156	156	318	307	307	473	932
Total adjusted revenues	5,191	5,303	5,915	5,894	5,807	14,942	17,616

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,965	4,061	4,970	4,761	4,853	11,540	14,584
Interest credited to policyholder account balances	31	33	32	30	33	96	95
Capitalization of DAC	(5)	(5)	(5)	(5)	(5)	(18)	(15)
Amortization of DAC and VOBA	12	8	5	8	8	26	21
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	—	—	—	1	—
Other expenses	685	716	794	785	777	2,075	2,356
Total adjusted expenses	4,689	4,813	5,796	5,579	5,666	13,720	17,041
Adjusted earnings before provision for income tax	502	490	119	315	141	1,222	575
Provision for income tax expense (benefit)	110	107	26	67	30	270	123
Adjusted earnings	392	383	93	248	111	952	452
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$392	$383	$93	$248	$111	$952	$452

Adjusted premiums, fees and other revenues	$4,901	$5,020	$5,636	$5,599	$5,517	$14,098	$16,752

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Adjusted revenues
Premiums	$885	$4,520	$593	$389	$740	$1,527	$1,722
Universal life and investment-type product policy fees	63	59	85	75	75	202	235
Net investment income	1,484	1,546	1,731	1,703	1,808	4,054	5,242
Other revenues	76	86	78	73	76	223	227
Total adjusted revenues	2,508	6,211	2,487	2,240	2,699	6,006	7,426

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,428	5,086	1,172	978	1,265	3,207	3,415
Interest credited to policyholder account balances	350	338	327	329	329	1,155	985
Capitalization of DAC	(8)	(2)	(13)	(8)	(12)	(28)	(33)
Amortization of DAC and VOBA	7	5	11	—	18	20	29
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	1	2	1	5	4
Other expenses	112	120	117	113	109	337	339
Total adjusted expenses	1,890	5,548	1,615	1,414	1,710	4,696	4,739
Adjusted earnings before provision for income tax	618	663	872	826	989	1,310	2,687
Provision for income tax expense (benefit)	128	137	181	172	205	269	558
Adjusted earnings	490	526	691	654	784	1,041	2,129
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$490	$526	$691	$654	$784	$1,041	$2,129

Adjusted premiums, fees and other revenues	$1,024	$4,665	$756	$537	$891	$1,952	$2,184
Less: PRT	487	4,163	—	(14)	(24)	472	(38)
Adjusted premiums, fees and other revenues, excluding PRT	$537	$502	$756	$551	$915	$1,480	$2,222

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$19,665	$20,024	$19,932	$19,694	$19,783
Premiums and deposits	5,298	5,299	6,068	6,014	5,897
Surrenders and withdrawals	(565)	(571)	(642)	(700)	(673)
Benefit payments	(4,078)	(4,147)	(4,970)	(4,795)	(4,895)
Net flows	655	581	456	519	329
Net transfers from (to) separate accounts	6	4	2	2	1
Interest	131	134	123	123	125
Policy charges	(145)	(143)	(149)	(147)	(146)
Other	(288)	(668)	(670)	(408)	(410)
Balance, end of period	$20,024	$19,932	$19,694	$19,783	$19,682

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$945	$1,003	$1,123	$1,161	$1,233
Premiums and deposits	64	63	68	67	68
Surrenders and withdrawals	(17)	(13)	(18)	(18)	(16)
Benefit payments	(4)	(2)	(1)	(2)	(2)
Net flows	43	48	49	47	50
Investment performance	77	131	49	85	(4)
Net transfers from (to) general account	(6)	(4)	(2)	(2)	(1)
Policy charges	(56)	(55)	(57)	(58)	(58)
Other	—	—	(1)	—	—
Balance, end of period	$1,003	$1,123	$1,161	$1,233	$1,220

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Direct and allocated expenses	$332	$356	$405	$392	$400
Pension, postretirement and postemployment benefit costs	4	4	(1)	7	8
Premium taxes, other taxes, and licenses & fees	93	87	70	83	73
Commissions and other variable expenses	256	269	320	303	296
Adjusted other expenses	$685	$716	$794	$785	$777

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Group Life (2)
Adjusted premiums, fees and other revenues	$1,915	$1,915	$2,088	$2,078	$2,074
Mortality ratio	89.6%	96.3%	106.3%	94.3%	106.2%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$1,977	$2,079	$2,371	$2,341	$2,352
Interest adjusted benefit ratio (4)	67.4%	61.7%	71.1%	73.8%	70.7%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$129,030	$132,376	$136,703	$134,056	$136,524
Premiums and deposits	18,957	20,961	22,008	20,382	20,813
Surrenders and withdrawals	(18,536)	(17,176)	(19,926)	(19,759)	(20,936)
Benefit payments	(1,206)	(1,182)	(1,317)	(1,344)	(1,379)
Net flows	(785)	2,603	765	(721)	(1,502)
Net transfers from (to) separate accounts	—	17	—	8	—
Interest	953	946	946	938	942
Policy charges	(42)	(41)	(10)	(44)	(43)
Other	3,220	802	(4,348)	2,287	(1,638)
Balance, end of period	$132,376	$136,703	$134,056	$136,524	$134,283

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$81,486	$83,887	$84,193	$82,183	$82,432
Premiums and deposits	1,709	2,138	1,393	1,443	1,027
Surrenders and withdrawals (1)	(2,127)	(2,971)	(2,390)	(2,329)	(3,214)
Benefit payments	(25)	(24)	(22)	(64)	(27)
Net flows	(443)	(857)	(1,019)	(950)	(2,214)
Investment performance	1,447	2,069	(1,302)	2,167	256
Net transfers from (to) general account	—	(17)	—	(8)	—
Policy charges	(83)	(94)	(84)	(83)	(87)
Other	1,480	(795)	395	(877)	704
Balance, end of period	$83,887	$84,193	$82,183	$82,432	$81,091

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$34,921	$36,330	$38,646	$38,514	$37,773
Premiums and deposits (1)	1,598	2,704	482	314	1,857
Surrenders and withdrawals	(417)	(621)	(829)	(1,251)	(463)
Net flows	1,181	2,083	(347)	(937)	1,394
Interest	228	233	215	196	198
Balance, end of period	$36,330	$38,646	$38,514	$37,773	$39,365

LONGEVITY REINSURANCE (3)

Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, end of period	$896	$3,894	$8,833	$9,502	$9,358

(1)Includes $616 million, $360 million, $86 million, $0 and $119 million of transfers from separate account GICs to synthetic GICs at September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(3)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the UK pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Direct and allocated expenses	$57	$60	$61	$58	$57
Pension, postretirement and postemployment benefit costs	1	2	—	2	2
Premium taxes, other taxes, and licenses & fees	6	10	4	11	3
Commissions and other variable expenses	48	48	52	42	47
Adjusted other expenses	$112	$120	$117	$113	$109

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Investment income yield excluding variable investment income yield	3.99%	3.98%	3.77%	3.82%	3.77%
Variable investment income yield	0.58%	0.73%	1.46%	1.26%	1.63%
Total investment income yield	4.57%	4.71%	5.23%	5.08%	5.40%
Average crediting rate	3.01%	2.94%	2.89%	2.84%	2.84%
Annualized general account spread	1.56%	1.77%	2.34%	2.24%	2.56%

Annualized general account spread excluding variable investment income yield	0.98%	1.04%	0.88%	0.98%	0.93%

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Adjusted revenues
Premiums	$1,654	$1,697	$1,685	$1,582	$1,594	$4,874	$4,861
Universal life and investment-type product policy fees	595	447	458	436	477	1,445	1,371
Net investment income	1,088	1,146	1,264	1,158	1,354	2,792	3,776
Other revenues	16	17	18	19	17	44	54
Total adjusted revenues	3,353	3,307	3,425	3,195	3,442	9,155	10,062

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,291	1,346	1,297	1,233	1,220	3,867	3,750
Interest credited to policyholder account balances	470	472	489	496	513	1,362	1,498
Capitalization of DAC	(431)	(449)	(435)	(395)	(373)	(1,203)	(1,203)
Amortization of DAC and VOBA	506	310	314	296	470	1,105	1,080
Amortization of negative VOBA	(14)	(7)	(7)	(8)	(5)	(30)	(20)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	869	941	899	832	811	2,540	2,542
Total adjusted expenses	2,691	2,613	2,557	2,454	2,636	7,641	7,647
Adjusted earnings before provision for income tax	662	694	868	741	806	1,514	2,415
Provision for income tax expense (benefit)	197	200	245	221	237	443	703
Adjusted earnings	465	494	623	520	569	1,071	1,712
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$465	$494	$623	$520	$569	$1,071	$1,712

Adjusted premiums, fees and other revenues	$2,265	$2,161	$2,161	$2,037	$2,088	$6,363	$6,286

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Adjusted premiums, fees and other revenues	$2,265	$2,161	$2,161	$2,037	$2,088

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,225	$2,076	$2,089	$2,011	$2,088
Add: Operating joint ventures, on a constant currency basis (1), (2)	300	293	343	278	321
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,525	$2,369	$2,432	$2,289	$2,409

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Direct and allocated expenses	$313	$354	$318	$314	$305
Pension, postretirement and postemployment benefit costs	24	35	23	22	22
Premium taxes, other taxes, and licenses & fees	42	41	46	45	39
Commissions and other variable expenses	490	511	512	451	445
Adjusted other expenses	$869	$941	$899	$832	$811
Adjusted other expenses, net of adjusted capitalization of DAC	$438	$492	$464	$437	$438

Adjusted other expenses on a constant currency basis	$850	$900	$870	$824	$811
Add: Operating joint ventures, on a constant currency basis (1), (2)	105	109	115	92	100
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$955	$1,009	$985	$916	$911
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$507	$551	$533	$502	$513

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Japan:
Life	$222	$150	$167	$163	$165
Accident & Health	75	71	60	70	64
Annuities	38	72	91	76	66
Other	2	2	1	1	2
Total Japan	337	295	319	310	297
Other Asia	228	243	257	183	201
Total sales	$565	$538	$576	$493	$498

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Adjusted earnings available to common shareholders	$465	$494	$623	$520	$569
Adjusted earnings available to common shareholders, on a constant currency basis	$466	$490	$613	$515	$569

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

GA AUM	$139,445	$144,267	$137,258	$140,875	$141,304
GA AUM (at amortized cost)	$125,171	$129,661	$127,695	$129,411	$130,777

GA AUM (at amortized cost), on a constant currency basis	$122,095	$123,505	$125,957	$128,116	$130,777
Add: Operating joint ventures, on a constant currency basis (1)	5,396	5,628	5,789	5,973	6,136
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$127,491	$129,133	$131,746	$134,089	$136,913

(1)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Adjusted revenues
Premiums	$529	$607	$595	$636	$705	$1,658	$1,936
Universal life and investment-type product policy fees	225	261	270	287	274	733	831
Net investment income	221	293	299	308	306	699	913
Other revenues	7	10	10	11	9	28	30
Total adjusted revenues	982	1,171	1,174	1,242	1,294	3,118	3,710

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	575	772	761	724	885	1,634	2,370
Interest credited to policyholder account balances	52	62	59	60	63	178	182
Capitalization of DAC	(84)	(104)	(95)	(100)	(109)	(258)	(304)
Amortization of DAC and VOBA	62	70	60	83	62	206	205
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	1	1	2	3	4
Other expenses	313	353	335	343	363	965	1,041
Total adjusted expenses	919	1,154	1,121	1,111	1,266	2,728	3,498
Adjusted earnings before provision for income tax	63	17	53	131	28	390	212
Provision for income tax expense (benefit)	24	3	13	34	(1)	124	46
Adjusted earnings	39	14	40	97	29	266	166
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$39	$14	$40	$97	$29	$266	$166

Adjusted premiums, fees and other revenues	$761	$878	$875	$934	$988	$2,419	$2,797

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Direct and allocated expenses	$117	$125	$121	$120	$126
Pension, postretirement and postemployment benefit costs	1	1	1	1	2
Premium taxes, other taxes, and licenses & fees	11	12	11	11	10
Commissions and other variable expenses	184	215	202	211	225
Adjusted other expenses	$313	$353	$335	$343	$363
Adjusted other expenses, net of adjusted capitalization of DAC	$229	$249	$240	$243	$254
Adjusted other expenses on a constant currency basis	$328	$355	$332	$336	$363
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$239	$251	$238	$238	$254

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Mexico	$76	$80	$92	$92	$96
Chile	43	46	49	57	67
All other	42	45	41	69	71
Total sales	$161	$171	$182	$218	$234

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Adjusted premiums, fees and other revenues	$761	$878	$875	$934	$988
Adjusted earnings available to common shareholders	$39	$14	$40	$97	$29

Adjusted premiums, fees and other revenues, on a constant currency basis	$807	$887	$869	$915	$988
Adjusted earnings available to common shareholders, on a constant currency basis	$41	$15	$35	$91	$29

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Adjusted revenues
Premiums	$551	$583	$598	$621	$532	$1,676	$1,751
Universal life and investment-type product policy fees	116	109	67	107	128	324	302
Net investment income	67	70	63	62	46	199	171
Other revenues	13	15	13	16	10	37	39
Total adjusted revenues	747	777	741	806	716	2,236	2,263

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	304	319	343	333	268	877	944
Interest credited to policyholder account balances	29	26	24	25	17	83	66
Capitalization of DAC	(122)	(124)	(127)	(122)	(110)	(367)	(359)
Amortization of DAC and VOBA	125	114	62	94	118	340	274
Amortization of negative VOBA	(1)	(3)	(2)	(2)	(1)	(5)	(5)
Interest expense on debt	—	1	—	—	—	—	—
Other expenses	340	344	349	349	308	1,000	1,006
Total adjusted expenses	675	677	649	677	600	1,928	1,926
Adjusted earnings before provision for income tax	72	100	92	129	116	308	337
Provision for income tax expense (benefit)	20	19	21	35	22	62	78
Adjusted earnings	52	81	71	94	94	246	259
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$52	$81	$71	$94	$94	$246	$259

Adjusted premiums, fees and other revenues	$680	$707	$678	$744	$670	$2,037	$2,092

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Direct and allocated expenses	$119	$120	$112	$116	$98
Pension, postretirement and postemployment benefit costs	1	4	1	2	3
Premium taxes, other taxes, and licenses & fees	7	5	8	6	5
Commissions and other variable expenses	213	215	228	225	202
Adjusted other expenses	$340	$344	$349	$349	$308
Adjusted other expenses, net of adjusted capitalization of DAC	$218	$220	$222	$227	$198
Adjusted other expenses on a constant currency basis	$340	$344	$342	$344	$308
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$219	$221	$218	$224	$198

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Adjusted premiums, fees and other revenues	$680	$707	$678	$744	$670
Adjusted earnings available to common shareholders	$52	$81	$71	$94	$94

Adjusted premiums, fees and other revenues, on a constant currency basis	$682	$706	$664	$734	$670
Adjusted earnings available to common shareholders, on a constant currency basis	$52	$80	$68	$92	$94
Total sales on a constant currency basis	$206	$218	$261	$232	$195

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Adjusted revenues
Premiums	$876	$931	$827	$839	$805	$2,669	$2,471
Universal life and investment-type product policy fees	269	261	274	273	279	812	826
Net investment income	1,427	1,461	1,646	1,543	1,771	3,723	4,960
Other revenues	61	72	62	69	57	166	188
Total adjusted revenues	2,633	2,725	2,809	2,724	2,912	7,370	8,445

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,697	1,675	1,523	1,549	1,611	5,063	4,683
Interest credited to policyholder account balances	217	214	210	210	212	654	632
Capitalization of DAC	(5)	(24)	(8)	(9)	(8)	(15)	(25)
Amortization of DAC and VOBA	177	82	54	56	80	288	190
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	1	2	1	5	4
Other expenses	231	244	253	244	255	698	752
Total adjusted expenses	2,319	2,192	2,033	2,052	2,151	6,693	6,236
Adjusted earnings before provision for income tax	314	533	776	672	761	677	2,209
Provision for income tax expense (benefit)	61	107	158	136	155	127	449
Adjusted earnings	253	426	618	536	606	550	1,760
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$253	$426	$618	$536	$606	$550	$1,760

Adjusted premiums, fees and other revenues	$1,206	$1,264	$1,163	$1,181	$1,141	$3,647	$3,485

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$81,497	$83,021	$83,004	$81,446	$81,993
Premiums and deposits (2), (3)	1,236	1,216	1,142	1,100	1,070
Surrenders and withdrawals	(607)	(567)	(529)	(538)	(532)
Benefit payments	(830)	(832)	(936)	(790)	(818)
Net flows	(201)	(183)	(323)	(228)	(280)
Net transfers from (to) separate accounts	5	12	2	9	12
Interest	836	836	831	834	838
Policy charges	(184)	(184)	(185)	(183)	(183)
Other	1,068	(498)	(1,883)	115	(265)
Balance, end of period	$83,021	$83,004	$81,446	$81,993	$82,115

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$19,538	$19,466	$19,029	$18,367	$18,270
Premiums and deposits (2), (3)	91	111	107	91	72
Surrenders and withdrawals	(286)	(356)	(340)	(306)	(326)
Benefit payments	(149)	(158)	(171)	(150)	(144)
Net flows	(344)	(403)	(404)	(365)	(398)
Net transfers from (to) separate accounts	188	170	96	29	61
Interest	130	131	129	125	125
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	(42)	(331)	(479)	118	287
Balance, end of period	$19,466	$19,029	$18,367	$18,270	$18,341

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$5,583	$6,039	$6,848	$7,021	$7,424
Premiums and deposits (3)	59	59	62	57	56
Surrenders and withdrawals	(51)	(55)	(68)	(67)	(61)
Benefit payments	(10)	(11)	(16)	(18)	(15)
Net flows	(2)	(7)	(22)	(28)	(20)
Investment performance	527	895	260	508	(80)
Net transfers from (to) general account	(5)	(12)	(2)	(9)	(12)
Policy charges	(65)	(66)	(66)	(66)	(66)
Other	1	(1)	3	(2)	2
Balance, end of period	$6,039	$6,848	$7,021	$7,424	$7,248

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Balance, beginning of period	$36,852	$37,883	$40,825	$40,444	$41,543
Premiums and deposits (3)	65	75	79	83	61
Surrenders and withdrawals	(812)	(942)	(1,062)	(1,094)	(1,127)
Benefit payments	(106)	(107)	(128)	(121)	(116)
Net flows	(853)	(974)	(1,111)	(1,132)	(1,182)
Investment performance	2,269	4,282	1,017	2,460	(258)
Net transfers from (to) general account	(188)	(170)	(96)	(29)	(61)
Policy charges	(197)	(196)	(190)	(200)	(203)
Other	—	—	(1)	—	1
Balance, end of period	$37,883	$40,825	$40,444	$41,543	$39,840

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Direct and allocated expenses	$155	$149	$166	$164	$165
Pension, postretirement and postemployment benefit costs	3	3	—	4	4
Premium taxes, other taxes, and licenses & fees	17	25	14	18	16
Commissions and other variable expenses	56	67	73	58	70
Adjusted other expenses	$231	$244	$253	$244	$255

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Life (1)
Adjusted premiums, fees and other revenues	$811	$843	$762	$766	$734
Interest adjusted benefit ratio	60.2%	59.6%	54.8%	47.1%	53.3%

Lapse Ratio (2)
Traditional life	4.3%	4.1%	4.0%	4.0%	4.0%
Variable & universal life	3.7%	3.5%	3.3%	3.3%	3.3%
Fixed annuity	8.5%	6.5%	6.6%	6.7%	6.8%
Variable annuity	9.2%	8.8%	8.5%	9.2%	9.7%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Adjusted revenues
Premiums	$(8)	$5	$58	$(20)	$16	$17	$54
Universal life and investment-type product policy fees	1	1	—	1	—	2	1
Net investment income	58	20	12	48	93	22	153
Other revenues	82	106	86	109	108	238	303
Total adjusted revenues	133	132	156	138	217	279	511

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	(6)	(26)	40	(13)	9	23	36
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(3)	(3)	(3)	(3)	(3)	(8)	(9)
Amortization of DAC and VOBA	2	2	2	3	2	6	7
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	224	226	224	223	236	669	683
Other expenses	120	235	107	34	137	390	278
Total adjusted expenses	337	434	370	244	381	1,080	995
Adjusted earnings before provision for income tax	(204)	(302)	(214)	(106)	(164)	(801)	(484)
Provision for income tax expense (benefit)	(132)	(138)	(111)	(81)	(96)	(418)	(288)
Adjusted earnings	(72)	(164)	(103)	(25)	(68)	(383)	(196)
Preferred stock dividends	59	34	68	35	63	168	166
Adjusted earnings available to common shareholders	$(131)	$(198)	$(171)	$(60)	$(131)	$(551)	$(362)

Adjusted premiums, fees and other revenues	$75	$112	$144	$90	$124	$257	$358

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Business activities	$30	$36	$29	$28	$41	$60	$98
Net investment income	59	28	13	51	95	26	159
Interest expense on debt	(238)	(238)	(234)	(235)	(247)	(705)	(716)
Corporate initiatives and projects	(27)	(76)	(25)	(24)	(25)	(83)	(74)
Other	(28)	(52)	3	74	(28)	(99)	49
Provision for income tax (expense) benefit and other tax-related items	132	138	111	81	96	418	288
Preferred stock dividends	(59)	(34)	(68)	(35)	(63)	(168)	(166)
Adjusted earnings available to common shareholders	$(131)	$(198)	$(171)	$(60)	$(131)	$(551)	$(362)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Fixed Maturity Securities
Yield	3.87%	3.83%	3.72%	3.76%	3.71%	3.89%	3.73%
Investment income (2), (3)	$2,849	$2,883	$2,784	$2,785	$2,761	$8,473	$8,330
Investment gains (losses)	113	31	(64)	6	130	263	72
Ending carrying value (4)	355,220	356,420	334,594	342,344	342,591	355,220	342,591
Mortgage Loans
Yield	4.27%	4.25%	4.11%	4.29%	4.12%	4.28%	4.18%
Investment income (3)	885	887	861	885	837	2,631	2,583
Investment gains (losses)	(5)	(65)	60	(2)	43	(148)	101
Ending carrying value	82,881	83,919	83,015	81,497	80,964	82,881	80,964
Real Estate and Real Estate Joint Ventures
Yield	0.39%	2.30%	3.18%	3.65%	6.00%	1.30%	4.28%
Investment income	11	68	95	109	181	110	385
Investment gains (losses)	1	3	48	368	66	4	482
Ending carrying value	11,643	11,933	12,007	11,901	12,182	11,643	12,182
Policy Loans
Yield	5.15%	5.18%	5.14%	5.18%	5.09%	5.18%	5.14%
Investment income	124	124	121	120	118	374	359
Ending carrying value	9,580	9,493	9,334	9,256	9,186	9,580	9,186
Equity Securities
Yield	5.56%	4.19%	4.90%	4.30%	4.85%	5.03%	4.69%
Investment income	15	10	11	9	8	40	28
Investment gains (losses)	2	73	75	55	(33)	(210)	97
Ending carrying value	1,111	1,079	1,063	1,001	941	1,111	941
Other Limited Partnership Interests
Yield (5)	28.28%	31.63%	50.30%	36.58%	48.43%	4.90%	45.04%
Investment income (5)	578	714	1,285	1,050	1,542	296	3,877
Investment gains (losses)	(4)	(16)	(5)	(8)	(4)	1	(17)
Ending carrying value (6)	8,569	9,470	10,961	11,980	13,480	8,569	13,480
Cash and Short-term Investments
Yield	1.28%	1.01%	0.87%	0.72%	0.70%	1.44%	0.76%
Investment income	34	24	21	21	20	116	62
Investment gains (losses)	(19)	(8)	4	2	6	(20)	12
Ending carrying value (7)	28,234	23,696	24,416	28,796	26,106	28,234	26,106
Other Invested Assets
Investment income	331	318	298	266	342	844	906
Investment gains (losses)	54	49	17	19	12	181	48
Ending carrying value	22,544	20,593	18,677	18,977	18,683	22,544	18,683
Total Investments
Investment income yield	4.52%	4.63%	5.05%	4.85%	5.36%	4.07%	5.09%
Investment fees and expenses yield	(0.12)%	(0.14)%	(0.13)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Net Investment Income Yield	4.40%	4.49%	4.92%	4.73%	5.24%	3.95%	4.97%
Investment income	$4,827	$5,028	$5,476	$5,245	$5,809	$12,884	$16,530
Investment fees and expenses	(131)	(151)	(146)	(128)	(125)	(387)	(399)
Net investment income including divested businesses	4,696	4,877	5,330	5,117	5,684	12,497	16,131
Less: Net investment income from divested businesses	8	2	36	—	16	44	52
Adjusted Net Investment Income (8)	$4,688	$4,875	$5,294	$5,117	$5,668	$12,453	$16,079
Ending Carrying Value	$519,782	$516,603	$494,067	$505,752	$504,133	$519,782	$504,133
Investment Portfolio Gains (Losses) including divested businesses	$142	$67	$135	$440	$220	$71	$795
Less: Divested businesses	18	—	28	—	—	18	28
Investment Portfolio Gains (Losses) (9)	$124	$67	$107	$440	$220	$53	$767
Gross investment gains	289	338	372	656	352	1,402	1,380
Gross investment losses	(202)	(178)	(288)	(164)	(156)	(1,036)	(608)
Net credit loss (provision) release and (impairments)	37	(93)	23	(52)	24	(313)	(5)
Investment Portfolio Gains (Losses) (9)	124	67	107	440	220	53	767
Investment portfolio gains (losses) income tax (expense) benefit	(19)	15	(25)	(78)	(60)	(116)	(163)
Investment Portfolio Gains (Losses), Net of Income Tax	$105	$82	$82	$362	$160	$(63)	$604

Derivative gains (losses) including Divested businesses	$(809)	$(1,820)	$(2,455)	$210	$(445)	$2,363	$(2,690)
Less: Derivative gains (losses) from divested businesses	—	—	(1)	—	—	—	(1)
Derivative gains (losses) (9)	(809)	(1,820)	(2,454)	210	(445)	2,363	(2,689)
Derivative gains (losses) income tax (expense) benefit	165	390	599	(63)	127	(525)	663
Derivative Gains (Losses), Net of Income Tax	$(644)	$(1,430)	$(1,855)	$147	$(318)	$1,838	$(2,026)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$90,622	25.6%	$93,416	26.3%	$88,002	26.4%	$91,371	26.8%	$92,012	27.0%
Foreign corporate securities		65,394	18.5%	69,408	19.5%	65,883	19.8%	65,605	19.2%	63,922	18.7%
Foreign government securities		68,611	19.4%	71,699	20.2%	67,137	20.2%	64,630	19.0%	63,380	18.6%
U.S. government and agency securities		51,644	14.6%	47,100	13.3%	41,402	12.4%	46,556	13.7%	48,100	14.1%
Residential mortgage-backed securities		33,454	9.5%	30,435	8.6%	29,302	8.8%	29,848	8.8%	30,267	8.9%
Asset-backed securities		17,355	4.9%	17,119	4.8%	16,217	4.9%	16,713	4.9%	17,403	5.1%
Municipals		14,958	4.2%	13,722	3.9%	13,212	4.0%	13,923	4.1%	14,040	4.1%
Commercial mortgage-backed securities		11,771	3.3%	11,910	3.4%	11,786	3.5%	12,049	3.5%	11,914	3.5%
Fixed Maturity Securities Available-For-Sale		$353,809	100.0%	$354,809	100.0%	$332,941	100.0%	$340,695	100.0%	$341,038	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$255,171	72.1%	$250,013	70.5%	$231,570	69.6%	$237,231	69.6%	$239,158	70.1%
2	Baa	82,519	23.3%	87,702	24.7%	84,467	25.4%	86,293	25.3%	84,831	24.9%
3	Ba	11,710	3.3%	12,812	3.6%	12,825	3.8%	12,978	3.8%	12,876	3.8%
4	B	3,672	1.1%	3,702	1.1%	3,397	1.0%	3,534	1.1%	3,584	1.0%
5	Caa and lower	721	0.2%	503	0.1%	633	0.2%	604	0.2%	565	0.2%
6	In or near default	16	—%	77	—%	49	—%	55	—%	24	—%
Fixed Maturity Securities Available-For-Sale (10)		$353,809	100.0%	$354,809	100.0%	$332,941	100.0%	$340,695	100.0%	$341,038	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021

Gross unrealized gains		$42,902		$45,519		$31,251		$35,681		$33,349
Gross unrealized losses		2,114		1,440		2,973		1,989		2,247
Net Unrealized Gains (Losses)		$40,788		$44,079		$28,278		$33,692		$31,102

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021

Commercial mortgage loans	$51,448		$52,434		$52,300		$51,602		$51,336
Agricultural mortgage loans	17,402		18,128		18,051		18,044		18,353
Residential mortgage loans	14,551		13,947		13,192		12,421		11,838
Mortgage Loans	83,401		84,509		83,543		82,067		81,527
Valuation allowances	(520)		(590)		(528)		(570)		(563)
Mortgage Loans, net	$82,881		$83,919		$83,015		$81,497		$80,964

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$10,374	20.2%	$10,235	19.5%	$10,401	19.9%	$10,161	19.7%	$10,249	20.0%
Non-U.S.	9,828	19.1%	10,581	20.2%	10,507	20.1%	10,227	19.8%	9,501	18.5%
Middle Atlantic	8,234	16.0%	8,233	15.7%	8,170	15.6%	8,115	15.7%	7,877	15.3%
South Atlantic	6,661	13.0%	7,217	13.8%	7,134	13.6%	7,186	13.9%	7,047	13.7%
West South Central	3,973	7.7%	3,887	7.4%	3,655	7.0%	3,636	7.0%	3,434	6.7%
New England	2,019	3.9%	2,126	4.0%	2,148	4.1%	2,214	4.3%	2,623	5.1%
East North Central	2,518	4.9%	2,494	4.8%	2,555	4.9%	2,197	4.3%	2,229	4.3%
Mountain	1,753	3.4%	1,777	3.4%	1,650	3.2%	1,903	3.7%	1,996	3.9%
East South Central	499	1.0%	700	1.3%	753	1.4%	781	1.5%	824	1.6%
West North Central	635	1.2%	609	1.2%	616	1.2%	649	1.3%	649	1.3%
Multi-Region and Other	4,954	9.6%	4,575	8.7%	4,711	9.0%	4,533	8.8%	4,907	9.6%
Total	$51,448	100.0%	$52,434	100.0%	$52,300	100.0%	$51,602	100.0%	$51,336	100.0%

Office	$23,657	46.0%	$23,928	45.6%	$23,443	44.8%	$22,883	44.3%	$22,573	44.0%
Apartment	8,651	16.8%	8,764	16.7%	8,748	16.7%	8,699	16.9%	8,910	17.4%
Retail	8,903	17.3%	8,911	17.0%	9,028	17.3%	8,960	17.4%	8,684	16.9%
Industrial	4,770	9.3%	5,365	10.2%	5,625	10.7%	5,437	10.5%	5,562	10.8%
Hotel	3,361	6.5%	3,377	6.5%	3,281	6.3%	3,187	6.2%	3,175	6.2%
Other	2,106	4.1%	2,089	4.0%	2,175	4.2%	2,436	4.7%	2,432	4.7%
Total	$51,448	100.0%	$52,434	100.0%	$52,300	100.0%	$51,602	100.0%	$51,336	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $36 million, $68 million, $36 million, $50 million and $6 million for the three months ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021, respectively, and $72 million and $92 million for the year-to-date period ended September 30, 2020 and September 30, 2021, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Fixed maturity securities available-for-sale	$353,809	$354,809	$332,941	$340,695	$341,038
Contractholder-directed equity securities and fair value option securities	12,276	13,319	12,975	12,177	12,055
Total fixed maturity securities	366,085	368,128	345,916	352,872	353,093
Less: Contractholder-directed equity securities	10,865	11,708	11,322	10,528	10,502
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	—	—	—	—	—
Fixed maturity securities	$355,220	$356,420	$334,594	$342,344	$342,591

(5)Other limited partnership interests includes investment income related to private equity investments of $504 million, $705 million, $1,278 million, $1,045 million and $1,516 million for the three months ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021, respectively, and $208 million and $3,839 million for the year-to-date period ended September 30, 2020 and September 30, 2021, respectively. The annualized yields for these periods were 26.57%, 33.61%, 53.35%, 38.60%, 50.19%, 3.71% and 47.26%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $7,942 million, $8,827 million, $10,321 million, $11,337 million and $12,811 million at September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021, respectively.

(7)Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $3 million at September 30, 2020 and December 31, 2020, and less than $1 million at March 31, 2021, June 30, 2021 and September 30, 2021.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Net investment gains (losses)	$(20)	$(33)	$134	$1,605	$(84)	$(77)	$1,655
Less: Operating joint venture adjustments	—	(1)	—	—	1	—	1
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	3	5	9	5	9	(9)	23
Less: Non-investment portfolio gains (losses)	(165)	(104)	(10)	1,160	(314)	(139)	836
Less: Divested businesses	18	—	28	—	—	18	28
Investment portfolio gains (losses)	$124	$67	$107	$440	$220	$53	$767

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Net derivative gains (losses)	$(581)	$(1,561)	$(2,235)	$421	$(218)	$2,910	$(2,032)
Less: Investment hedge adjustments	229	260	220	212	228	555	660
Less: Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
Less: PAB hedge adjustments	(1)	(1)	—	(1)	(1)	(8)	(2)
Less: Divested businesses	$—	$—	$(1)	$—	$—	$—	$(1)
Derivative gains (losses)	$(809)	$(1,820)	$(2,454)	$210	$(445)	$2,363	$(2,689)

(10)Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain mortgage-backed securities (non-agency residential mortgage-backed securities and commercial mortgage-backed securities). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO continuous monitoring process. Amounts presented for certain mortgage-backed securities held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain mortgage-backed securities held by insurers using revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$633	$124	$290	$3,366	$1,521	$5,067	$5,177
Add: Preferred stock dividends	59	34	68	35	63	168	166
Add: Preferred stock redemption premium	14	—	—	6	—	14	6
Add: Net Income (loss) attributable to noncontrolling interests	3	—	5	5	5	11	15
Net income (loss)	709	158	363	3,412	1,589	$5,260	$5,364
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(20)	(33)	134	1,605	(84)	(77)	1,655
Net derivative gains (losses)	(581)	(1,561)	(2,235)	421	(218)	2,910	(2,032)
Premiums - Divested businesses	—	—	865	—	57	52	922
Universal life and investment-type product policy fees
Unearned revenue adjustments	2	8	—	12	46	25	58
GMIB fees	26	25	25	24	25	77	74
Divested businesses	—	—	—	—	13	3	13
Net investment income
Investment hedge adjustments	(229)	(260)	(220)	(212)	(228)	(555)	(660)
Operating joint venture adjustments	—	1	—	—	(1)	—	(1)
Unit-linked contract income	262	628	207	378	114	(60)	699
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	(6)	(3)	(3)	(1)	(5)	(7)
Divested businesses	8	2	36	—	16	44	52
Other revenues
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	39	35	60	73	120	168
Divested businesses	—	—	11	—	6	—	17
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(9)	(10)	(9)	(8)	(8)	(27)	(25)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	37	(53)	78	18	—	(117)	96
GMIB costs	(231)	(180)	(128)	(70)	(116)	(180)	(314)
Market value adjustments	(21)	(17)	(23)	(16)	(21)	(53)	(60)
Divested businesses	(13)	—	(582)	—	(36)	(55)	(618)
Interest credited to policyholder account balances
PAB hedge adjustments	1	1	—	1	1	8	2
Unit-linked contract costs	(266)	(612)	(210)	(366)	(116)	76	(692)
Divested businesses	(2)	—	—	—	(5)	(14)	(5)
Capitalization of DAC - Divested businesses	—	—	89	—	15	5	104
Amortization of DAC and VOBA
Related to NIGL and NDGL	(64)	(65)	3	(9)	(31)	(88)	(37)
Related to GMIB fees and GMIB costs	(7)	11	13	12	(13)	(15)	12
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	(98)	—	(14)	(9)	(112)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	(1)	—	—	—	(1)
Other expenses
Noncontrolling interests	4	2	6	6	7	14	19
Regulatory implementation costs	(6)	(12)	3	(6)	—	(8)	(3)
Acquisition, integration and other costs	(7)	(29)	(4)	(4)	(2)	(13)	(10)
TSA fees	(39)	(39)	(35)	(60)	(73)	(120)	(168)
Divested businesses	(7)	(9)	(232)	(4)	(41)	(49)	(277)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	195	455	605	(491)	99	(582)	213
Adjusted earnings	1,637	1,872	2,033	2,124	2,125	3,953	6,282
Less: Preferred stock dividends	59	34	68	35	63	168	166
Adjusted earnings available to common shareholders	$1,578	$1,838	$1,965	$2,089	$2,062	$3,785	$6,116

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Actuarial assumption review and other insurance adjustments	$(203)	$—	$—	$—	$(140)	$(203)	$(140)
Litigation reserves and settlement costs	—	—	—	66	—	—	66
Total notable items	$(203)	$—	$—	$66	$(140)	$(203)	$(74)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Actuarial assumption review and other insurance adjustments	$(28)	$—	$—	$—	$(79)	$(28)	$(79)
Total notable items	$(28)	$—	$—	$—	$(79)	$(28)	$(79)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Actuarial assumption review and other insurance adjustments	$(9)	$—	$—	$—	$(2)	$(9)	$(2)
Total notable items	$(9)	$—	$—	$—	$(2)	$(9)	$(2)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Actuarial assumption review and other insurance adjustments	$(31)	$—	$—	$—	$(6)	$(31)	$(6)
Total notable items	$(31)	$—	$—	$—	$(6)	$(31)	$(6)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Actuarial assumption review and other insurance adjustments	$(135)	$—	$—	$—	$(53)	$(135)	$(53)
Total notable items	$(135)	$—	$—	$—	$(53)	$(135)	$(53)

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	September 30, 2020	September 30, 2021
Litigation reserves and settlement costs	$—	$—	$—	$66	$—	$—	$66
Total notable items	$—	$—	$—	$66	$—	$—	$66

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Total MetLife, Inc.'s stockholders' equity	$73,316	$74,558	$65,864	$69,138	$69,050
Less: Preferred stock	4,312	4,312	4,312	3,818	3,818
MetLife, Inc.'s common stockholders' equity	69,004	70,246	61,552	65,320	65,232
Less: Net unrealized investment gains (losses), net of income tax	22,869	23,730	16,712	18,608	18,658
Defined benefit plans adjustment, net of income tax	(1,954)	(1,863)	(1,848)	(1,836)	(1,805)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$48,089	$48,379	$46,688	$48,548	$48,379
Less: Goodwill, net of income tax	9,021	10,090	9,571	9,398	9,317
VODA and VOCRA, net of income tax	253	844	807	779	763
Total MetLife, Inc.'s tangible common stockholders' equity	$38,815	$37,445	$36,310	$38,371	$38,299

Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$48,089	$48,379	$46,688	$48,548	$48,379
Less: Accumulated year-to-date total notable items (2)	(203)	(203)	—	66	(74)
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$48,292	$48,582	$46,688	$48,482	$48,453

Unaudited (In millions, except per share data)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Book value per common share	$76.20	$78.67	$70.08	$75.86	$77.24
Less: Net unrealized investment gains (losses), net of income tax	25.26	26.58	19.02	21.61	22.09
Defined benefit plans adjustment, net of income tax	(2.16)	(2.09)	(2.10)	(2.13)	(2.14)
Book value per common share, excluding AOCI other than FCTA	$53.10	$54.18	$53.16	$56.38	$57.29
Less: Goodwill, net of income tax	9.96	11.29	10.90	10.92	11.04
VODA and VOCRA, net of income tax	0.28	0.95	0.92	0.90	0.90
Book value per common share - tangible common stockholders' equity	$42.86	$41.94	$41.34	$44.56	$45.35

Common shares outstanding, end of period	905.6	892.9	878.3	861.1	844.5

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021

Return on MetLife, Inc.'s:
Common stockholders' equity	3.6%	0.7%	1.8%	21.2%	9.3%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	9.0%	10.6%	11.9%	13.2%	12.6%
Common stockholders' equity, excluding AOCI other than FCTA	13.2%	15.2%	16.5%	17.5%	17.0%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	14.9%	15.2%	16.5%	17.0%	18.2%
Tangible common stockholders' equity (3)	16.5%	19.4%	21.5%	22.6%	21.7%

Average common stockholders' equity	$70,193	$69,625	$65,899	$63,436	$65,276
Average common stockholders' equity, excluding AOCI other than FCTA	$47,763	$48,234	$47,534	$47,618	$48,464
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$47,864	$48,437	$47,534	$47,585	$48,468
Average tangible common stockholders' equity	$38,539	$38,130	$36,878	$37,341	$38,335

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the adjusted return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021 of $7 million, $8 million, $20 million, $20 million and $20 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
U.S. (1)	$6,833	$10,578	$6,392	$6,136	$6,408
ASIA	2,225	2,076	2,089	2,011	2,088
LATIN AMERICA	807	887	869	915	988
EMEA	682	706	664	734	670
METLIFE HOLDINGS (1)	1,206	1,264	1,163	1,181	1,141
CORPORATE & OTHER (1)	75	112	144	90	124
Adjusted premiums, fees and other revenues, on a constant currency basis	$11,828	$15,623	$11,321	$11,067	$11,419
Adjusted premiums, fees and other revenues	$11,820	$15,700	$11,413	$11,122	$11,419

ASIA (including operating joint ventures) (2), (3)	$2,525	$2,369	$2,432	$2,289	$2,409

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
U.S. (1)	$1,026	$1,058	$911	$898	$886
ASIA	850	900	870	824	811
LATIN AMERICA	328	355	332	336	363
EMEA	340	344	342	344	308
METLIFE HOLDINGS (1)	231	244	253	244	255
CORPORATE & OTHER (1)	120	235	107	34	137
Adjusted other expenses on a constant currency basis	$2,895	$3,136	$2,815	$2,680	$2,760
Adjusted other expenses	$2,899	$3,175	$2,854	$2,700	$2,760

ASIA (including operating joint ventures) (2), (3)	$955	$1,009	$985	$916	$911

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
U.S. (1)	$900	$1,021	$784	$902	$895
ASIA	466	490	613	515	569
LATIN AMERICA	41	15	35	91	29
EMEA	52	80	68	92	94
METLIFE HOLDINGS (1)	253	426	618	536	606
CORPORATE & OTHER (1)	(131)	(198)	(171)	(60)	(131)
Adjusted earnings available to common shareholders on a constant currency basis	$1,581	$1,834	$1,947	$2,076	$2,062
Adjusted earnings available to common shareholders	$1,578	$1,838	$1,965	$2,089	$2,062

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 18 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses and goodwill impairment, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio which are actively managed and stated at estimated fair value. Asia GA AUM is comprised of Asia GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s Asia GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements